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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


We consent to the inclusion in the Current Report on Form 8-K/A of our report, dated November 30, 1995 for the three years ended September 30, 1995 relating to J & J Securities Limited.


/s/ BDO STOY HAYWARD

BDO STOY HAYWARD
London, England

September 26, 1996